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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: October 25, 2004

                                 BORGWARNER INC.
             (Exact name of registrant as specified in its charter)

       Delaware                         1-12162                13-3404508
(State of Incorporation)         (Commission File No.)       (IRS Employer
                                                           Indentification No.)

                200 South Michigan Ave., Chicago, Illinois 60604
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (312) 322-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02 Results of Operations and Financial Condition

         On October 25, 2004, BorgWarner Inc. issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the company's third quarter results. The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              BORGWARNER INC.


                                              By: /s/ Vincent M. Lichtenberger
                                                  -----------------------------
                                                  Vincent M. Lichtenberger
                                                  Assistant Secretary
Dated: October 25, 2004